SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          25-Jun-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware            333-49820              13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code
                                           (212) 325-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Information and Exhibits.

Mortgage Backed Pass-Through Certificates, Series 2001-AR7

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                                      Remaining
Class     Balance                Principal               Balance
I-A     6,081,920.00             1,839,261.75          4,242,658.25
II-A-1  28,342,134.73            3,051,985.37          25,290,149.36
II-A-2  34,233,900.00                 0.00             34,233,900.00
III-A-1 34,718,609.35            2,620,219.16          32,098,390.19
III-A-2 23,379,200.00                 0.00             23,379,200.00
IV-A    51,515,086.15            2,075,584.35          49,439,501.80
A-R            0.00                   0.00                    0.00
II-X    62,576,034.73                    NA            59,524,049.36
III-X   58,097,809.35                    NA            55,477,590.19
IV-M-1  2,909,000.00                  0.00             2,909,000.00
IV-M-2  1,990,000.00                  0.00             1,990,000.00
C-B-1   2,157,175.08              1,840.01             2,155,335.07
IV-B     919,764.00                   0.00              919,764.00
C-B-2    159,867.96                 136.36              159,731.60
IV-X    57,640,058.97                    NA            55,564,474.62
TOTAL:  186,406,657.27           9,589,027.00          176,817,630.27

                                    Net                 Principal
Class     Interest                  PPIS                   Loss
I-A       38,744.90                   0.00                    0.00
II-A-1   135,806.06                   0.00                    0.00
II-A-2   164,037.44                   0.00                    0.00
III-A-1  167,806.61                   0.00                    0.00
III-A-2  127,611.47                   0.00                    0.00
IV-A     203,557.93                   0.00                    0.00
A-R            0.00                   0.00                    0.00
II-X      66,272.56                   0.00                    0.00
III-X     43,210.91                   0.00                    0.00
IV-M-1    12,246.18                   0.00                    0.00
IV-M-2     8,977.18                   0.00                    0.00
C-B-1     12,796.05                   0.00                    0.00
IV-B       5,218.42                   0.00                    0.00
C-B-2        948.31                   0.00                    0.00
IV-X      46,100.10                   0.00                    0.00
TOTAL:  1,033,334.12                  0.00                    0.00

         Beginning
        Current Prin Principal              Remaining    Interest
Class      Amount   Distribution  Interest   Balance       Rate
I-A        222.90506     67.40976   1.42002   155.49530     7.6446%
II-A-1     850.78302     91.61545   4.07667   759.16757     5.7500%
II-A-2    1000.00000      0.00000   4.79167  1000.00000     5.7500%
III-A-1    875.51656     66.07538   4.23166   809.44118     5.8000%
III-A-2   1000.00000      0.00000   5.45833  1000.00000     6.5500%
IV-A       929.48931     37.44987   3.67281   892.03944     4.5888%
A-R          0.00000      0.00000   0.00000     0.00000     5.7500%
II-X       926.40868           NA   0.98113   881.22548     1.2709%
III-X      921.68711           NA   0.68552   880.11889     0.8925%
IV-M-1    1000.00000      0.00000   4.20976  1000.00000     4.8887%
IV-M-2    1000.00000      0.00000   4.51115  1000.00000     5.2387%
C-B-1      997.49148      0.85083   5.91697   996.64065     7.1182%
IV-B      1000.00000      0.00000   5.67365  1000.00000     6.5888%
C-B-2      997.49148      0.85081   5.91695   996.64067     7.1182%
IV-X       941.18874           NA   0.75276   907.29709     4.4129%


                                 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
        CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                    By: /s/ Mary Fonti
                    Name:        Mary Fonti
                    Title:       Vice President
                    Bank One, N.A.

        Dated:          25-Jun-01